PACIFIC BASIN PORTFOLIO
                      of NOMURA PACIFIC BASIN FUND, INC.



                      Supplement dated November 15, 2001
                     to the Prospectus dated July 27, 2001



         On November 13, 2001, the Board of Directors approved the liquidation of the Pacific Basin Portfolio (the "Fund") of Nomura Pacific Basin Fund, Inc. (the "Company") and the dissolution of the Company pursuant to a Plan of Liquidation and Dissolution (the "Plan"), subject to shareholder approval at a special meeting scheduled to be held on January 15, 2002 (the "Meeting"). The Board of Directors has fixed the close of business on November 30, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

         The Company's Board of Directors and Nomura Asset Management U.S.A. Inc. (the "Manager") carefully considered alternatives before determining to recommend liquidation of the Fund and dissolution of the Company. Ultimately, the Board of Directors and Manager determined that, in light of current conditions, the Fund will not be able to grow to an economically viable size in the foreseeable future and that it is not in the best interests of the Fund's shareholders to continue operating the Fund with an investment portfolio of approximately $7.5 million (as of November 13, 2001).

         The Company's Board of Directors also determined to cease offering the Fund's Class A and Class B shares to investors as of November 13, 2001. As of such date, the Manager owned all of the Fund's Class A and Class B common stock. The Manager has advised the Fund that it intends to redeem all of the Class A and Class B shares that it owns (707 Class A shares and 706 Class B shares) on November 20, 2001.

         The Fund will continue to offer and redeem its Class Z shares through the date that the Plan is approved by the Fund's shareholders.